Exhibit 13.1 Annual Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of HSBC Bank plc (the “Company”), does hereby certify, to such officer’s knowledge, that: The Annual Report on Form 20-F, as amended by Amendment No. 1 on Form 20- F/A, for the year ended December 31, 2024 of the Company fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934 and information contained in the Annual Report on Form 20-F, as amended by Amendment No. 1 on Form 20-F/A, fairly presents, in all material respects, the financial condition and results of operations of the Company. Dated: February 21, 2025 /s/ Michael Roberts Michael Roberts, Chief Executive Officer, HSBC Bank plc and Corporate and Institutional Banking Dated: February 21, 2025 /s/ Kavita Mahtani Kavita Mahtani, Chief Financial Officer, HSBC Bank plc and Corporate and Institutional Banking